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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 27, 2005
                                                          -------------

                              TRAILER BRIDGE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       000-22837               13-3617986
          --------                       ---------               ----------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

       10405 New Berlin Road East                                 32226
         Jacksonville, Florida                                    -----
         --------------------
(Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number including area code: (904) 751-7100
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.



(b) On July 29, 2005, Trailer Bridge, Inc. announced that in order to remain in compliance with NASDAQ rules, which require that listed companies maintain a majority of independent directors, it has accepted the resignations of three directors: Artis E. James, Jr., F. Duffield Meyercord, and William G. Gotimer, Jr., none of whom are deemed independent under present NASDAQ rules. The resignations are effective July 27, 2005. William G. Gotimer, Jr. will remain with Trailer Bridge in the positions of Executive Vice President and General Counsel.

(d) Trailer Bridge also announced the election of a new independent director, Robert P. Burke, to its Board, effective August 1, 2005. Trailer Bridge expects to name Mr. Burke to serve on some of the Board's three committees, which are an audit committee, a compensation committee and a newly created nominating committee. Mr. Burke was most recently the CEO of Great Circle Capital, a $120 million private equity firm specializing in marine transportation investments that was funded the Overseas Private Investment Corporation, an independent developmental U.S. government agency, and private investors.

         Accordingly, Trailer Bridge's Board is now composed of seven directors, four of whom are independent, in compliance with NASDAQ rules. Previously, Trailer Bridge's nine-person Board included only three directors who met the present NASDAQ standards related to director independence. Trailer Bridge ceased to be a controlled entity, as defined by NASDAQ, and was mandated to have a board a directors comprised of a majority of independent members by August 2005 in order to remain in compliance with NASDAQ rules.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TRAILER BRIDGE, INC.
                                        (registrant)


August 2, 2005                          By:  /s/ John D. McCown
                                           -------------------------------------
                                            John D. McCown, Chief Executive
                                            Officer








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